SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENTS
(a)	On January 24, 2014, the Philippine Notes of PHP15 billion (equivalent to $336,825) was completed and issued and MCE Leisure received net proceeds, after deducting the underwriting commissions, from the offering of PHP14,769,230,769 (equivalent to $331,643), further details of the Philippine Notes is disclosed in Note 12.
(b)	On January 29, 2014, the land grant amendment process for Cotai Land was completed with the publication in the Macau official gazette of such proposed amendment.
(c)	On February 18, 2014, one of the Group’s subsidiaries completed the transaction for the sale of its properties as disclosed in Note 4 and received the remaining amount of HK$230,000,000 (equivalent to $29,563).
(d)	On February 25, 2014, the Company’s Board of Directors announced a proposal of declaration and payment of a special dividend of $0.1147 per share based on the Company’s 1,666,633,448 ordinary shares in issue on the same date out of its share premium account, with total amount approximately $191,163 (the “Special Dividend”) and adoption of a new dividend policy (the “New Dividend Policy”). The declaration and payment of Special Dividend is conditional upon the satisfaction of certain conditions, including i) the Company’s shareholders’ approval, which has been obtained at the extraordinary general meeting held on March 26, 2014 (“EGM”); and ii) the Company’s Board of Directors being satisfied that the Company will be able to pay its debts as they fall due in the ordinary course of business immediately after payment of the Special Dividend. Following the grant of the Company’s shareholders’ approval at the EGM, the Special Dividend is expected to be paid in cash on or about April 16, 2014 to those shareholders whose names appear on the Company’s register of members at close of business on April 4, 2014, being the record date for determination of entitlements to the Special Dividend. The Special Dividend will be reflected as appropriation of reserve in the year 2014.

The New Dividend Policy became effective upon the approval by the Company’s Board of Directors on February 25, 2014. Under the New Dividend Policy, subject to the Company’s capacity to pay from accumulated and future earnings and the cash balance and future commitments at the time of declaration of dividend, the Company intends to provide its shareholders with quarterly dividends in an aggregate amount per year of approximately 30% of the Company’s annual consolidated net income attributable to Melco Crown Entertainment Limited, commencing from the first quarter of 2014. The New Dividend Policy also allows the Company to declare special dividends from time to time in addition to the quarterly dividends.

(e)	On February 28, 2014, Melco Crown Macau’s Board of Directors proposed the final dividend of MOP3,365,628,000 (equivalent to $420,000), with MOP1 to be distributed to the holders of the class A shares of Melco Crown Macau as a group and with the remaining amount of MOP3,365,627,999 (equivalent to $420,000), representing approximately MOP467.45 per class B share of Melco Crown Macau, to be distributed to the holder of the class B shares. The proposed final dividend of Melco Crown Macau is subject to the approval of Melco Crown Macau’s shareholders, which was subsequently approved at Melco Crown Macau’s annual general meeting held on March 21, 2014.